UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 26, 2005
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
Effective August 26, 2005, the Paychex, Inc. (the “Company”) Board of Directors approved the amendment and restatement in its entirety of Article II, Section 9 of the Company’s By-laws. The amendment incorporates a requirement that proxies be voted in compliance with Delaware law and eliminates the requirement that proxies be signed by the stockholder or attorney-in-fact. The amendment to the Company’s By-laws is filed as Exhibit 3(ii) to this Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
     The following exhibit is filed with this Form 8-K.
          Exhibit 3(ii): Amendment No. 1 to the By-laws of Paychex, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: August 31, 2005	/s/ Jonathan J. Judge

Jonathan J. Judge President and Chief Executive Officer
Date: August 31, 2005	/s/ John M. Morphy

John M. Morphy Senior Vice President, Chief Financial Officer and Secretary
EXHIBIT INDEX
Exhibit 3(ii): Amendment No. 1 to the By-laws of Paychex, Inc.

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